Quarterly Holdings Report
for
Fidelity® SAI Convertible Arbitrage Fund
October 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
SCA-NPRT3-1223
1.9909701.100
Convertible Bonds - 26.8%
	Principal Amount (a)	Value ($)
CONSUMER DISCRETIONARY - 5.2%
Automobiles - 2.5%
Rivian Automotive, Inc. 3.625% 10/15/30 (b)	1,500,000	1,362,000
Broadline Retail - 2.7%
Etsy, Inc. 0.125% 10/1/26	1,500,000	1,489,500
TOTAL CONSUMER DISCRETIONARY		2,851,500
CONSUMER STAPLES - 1.9%
Food Products - 1.9%
Freshpet, Inc. 3% 4/1/28 (b)	1,000,000	1,067,500
HEALTH CARE - 5.8%
Biotechnology - 3.5%
Ironwood Pharmaceuticals, Inc. 1.5% 6/15/26	2,000,000	1,927,005
Health Care Equipment & Supplies - 2.3%
Enovis Corp. 3.875% 10/15/28 (b)	1,200,000	1,250,400
TOTAL HEALTH CARE		3,177,405
INDUSTRIALS - 4.8%
Construction & Engineering - 2.9%
Granite Construction, Inc. 3.75% 5/15/28 (b)	1,500,000	1,603,500
Machinery - 1.9%
Middleby Corp. 1% 9/1/25	1,000,000	1,036,000
TOTAL INDUSTRIALS		2,639,500
INFORMATION TECHNOLOGY - 6.7%
Electronic Equipment, Instruments & Components - 2.5%
Advanced Energy Industries, Inc. 2.5% 9/15/28 (b)	1,500,000	1,385,654
IT Services - 4.2%
Akamai Technologies, Inc. 0.125% 5/1/25	2,000,000	2,314,637
TOTAL INFORMATION TECHNOLOGY		3,700,291
REAL ESTATE - 2.4%
Real Estate Management & Development - 2.4%
Zillow Group, Inc. 0.75% 9/1/24	1,250,000	1,289,978
TOTAL CONVERTIBLE BONDS (Cost $15,525,251)		14,726,174

U.S. Treasury Obligations - 63.4%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.39% 12/14/23 (c)(d) (Cost $34,777,886)	35,000,000	34,778,744

Money Market Funds - 9.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (e) (Cost $5,276,909)	5,275,854	5,276,909

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $55,580,046)	54,781,827
NET OTHER ASSETS (LIABILITIES) - 0.2%	96,208
NET ASSETS - 100.0%	54,878,035

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	55	Dec 2023	11,133,203	29,904	29,904
CBOT 5-Year U.S. Treasury Note Contracts (United States)	12	Dec 2023	1,253,719	17,231	17,231

TOTAL FUTURES CONTRACTS					47,135
The notional amount of futures sold as a percentage of Net Assets is 22.6%

Total Return Swaps
Description	Counterparty	Maturity Date	Absolute Notional Amount ($)	Value ($)	Net Cash and Other Receivables/(Payables) ($)	Unrealized Appreciation/(Depreciation) ($)
The Fund receives the total return on a portfolio of long and short equity positions and fixed income positions and pays or receives the Secured Overnight Fin. Rate (SOFR) Index plus or minus a specified spread ranging from (.20)% to .50%	Bank of Montreal	Sep 2024	41,674,879	(145,808)	(205,984)	(351,792)

The following table represents disclosures associated the underlying components of the total return basket swap at period end.

Description	Principal Amount / (Shares)	Notional Amount ($)	Unrealized Appreciation / (Depreciation) ($)	Percentage of Swap Value (%)		Investment Type
FWONK 2.25 08/15/27	3,000,000	3,020,915	10,270	(3)		Convertible Corporate Bond
ABNB 0 03/15/26	2,000,000	1,729,000	(23,805)	7		Convertible Corporate Bond
MTSI 0.25 03/15/26	2,000,000	2,076,639	(14,854)	4		Convertible Corporate Bond
PRGS 1 04/15/26	2,000,000	2,022,889	(3,608)	1		Convertible Corporate Bond
DDOG 0.125 06/15/25	2,000,000	2,202,944	(105,254)	30		Convertible Corporate Bond
FE 4 05/01/26	2,000,000	1,942,000	(1,185)	-		Convertible Corporate Bond
AAL 6.5 07/01/25	1,500,000	1,552,000	(43,300)	12		Convertible Corporate Bond
OKTA 0.125 09/01/25	1,500,000	1,336,062	(4,164)	1		Convertible Corporate Bond
RVNC 1.75 02/15/27	1,500,000	1,128,052	(34,212)	10		Convertible Corporate Bond
TPB 2.5 07/15/24	1,500,000	1,451,039	(8,765)	2		Convertible Corporate Bond
CAMT 0 12/01/26	1,500,000	1,611,000	(152,502)	43		Convertible Corporate Bond
CBRL 0.625 06/15/26	1,500,000	1,243,854	(5,506)	2		Convertible Corporate Bond
BL 0.125 08/01/24	1,500,000	1,450,735	(43,025)	12		Convertible Corporate Bond
IDCC 2 06/01/24	1,500,000	1,538,750	(79,430)	23		Convertible Corporate Bond
WGO 1.5 04/01/25	1,250,000	1,364,688	(19,845)	6		Convertible Corporate Bond
LITE 0.25 03/15/24	1,250,000	1,221,136	(5,628)	2		Convertible Corporate Bond
EYE 2.5 05/15/25	1,250,000	1,196,910	(12,124)	3		Convertible Corporate Bond
MLAB 1.375 08/15/25	1,000,000	891,607	(8,321)	2		Convertible Corporate Bond
JAZZ 1.5 08/15/24	1,000,000	965,167	(5,097)	1		Convertible Corporate Bond
GEO 6.5 02/23/26	1,000,000	1,218,833	(21,081)	6		Convertible Corporate Bond
JBLU 0.5 04/01/26	-	-	(229,132)	65		Convertible Corporate Bond
JETBLUE AIRWAYS CORP	-	-	17,375	(5)		Common Stock
JAZZ PHARMACEUTICALS PLC	(500)	(63,510)	4,615	(1)		Common Stock
MESA LABORATORIES INC	(1,000)	(93,830)	5,302	(2)		Common Stock
AIRBNB INC-CLASS A	(1,700)	(201,093)	12,122	(3)		Common Stock
OKTA INC	(2,000)	(134,820)	5,199	(1)		Common Stock
CRACKER BARREL OLD COUNTRY	(2,200)	(145,992)	5,366	(2)		Common Stock
TURNING POINT BRANDS INC	(2,800)	(56,140)	4,620	(1)		Common Stock
LUMENTUM HOLDINGS INC	(5,750)	(225,458)	19,301	(5)		Common Stock
BLACKLINE INC	(8,000)	(392,800)	48,652	(14)		Common Stock
FIRSTENERGY CORP	(10,700)	(380,920)	(1,550)	-		Common Stock
INTERDIGITAL INC	(10,700)	(805,175)	44,370	(13)		Common Stock
WINNEBAGO INDUSTRIES	(13,500)	(782,325)	5,634	(2)		Common Stock
DATADOG INC - CLASS A	(14,100)	(1,148,727)	92,670	(26)		Common Stock
NATIONAL VISION HOLDINGS INC	(15,500)	(240,870)	(1,264)	-		Common Stock
MACOM TECHNOLOGY SOLUTIONS H	(15,800)	(1,114,532)	5,531	(2)		Common Stock
CAMTEK LTD	(16,500)	(867,900)	117,087	(33)		Common Stock
PROGRESS SOFTWARE CORP	(20,900)	(1,073,842)	(5,932)	2		Common Stock
LIBERTY MEDIA CORP-LIBERTY-C	(21,700)	(1,403,773)	4,704	(1)		Common Stock
REVANCE THERAPEUTICS INC	(25,300)	(199,617)	29,009	(8)		Common Stock
AMERICAN AIRLINES GROUP INC	(50,900)	(567,535)	41,331	(12)		Common Stock
GEO GROUP INC/THE	(70,000)	(611,800)	4,634	(1)		Common Stock

Description	Counterparty	Maturity Date	Absolute Notional Amount ($)	Value ($)	Net Cash and Other Receivables/(Payables) ($)	Unrealized Appreciation/(Depreciation) ($)
The Fund receives the total return on a portfolio of long and short equity positions and fixed income positions and pays or receives the Secured Overnight Fin. Rate (SOFR) Index plus or minus a specified spread ranging from (.95)% to .75%	BNP Paribas S.A.	Sep 2024	98,302,090	307,455	113,360	420,815

The following table represents disclosures associated the underlying components of the total return basket swap at period end.

Description	Principal Amount / (Shares)	Notional Amount ($)	Unrealized Appreciation / (Depreciation) ($)	Percentage of Swap Value (%)		Investment Type
PALO ALTO NET 0.375% 1-Jun-2025 SR UNSECURED CONV	3,750,000	9,163,359	(567,882)	(135)		Convertible Corporate Bond
MONGODB INC 0.25% 15-Jan-2026 SR UNSECURED CONV	3,685,000	6,280,110	(223,265)	(53)		Convertible Corporate Bond
ZSCALER INC 0.125% 1-Jul-2025 SR UNSECURED CONV	2,808,000	3,421,314	(54,245)	(13)		Convertible Corporate Bond
HUBSPOT INC 0.375% 1-Jun-2025 SR UNSECURED CONV	2,500,000	3,908,906	(384,061)	(91)		Convertible Corporate Bond
INSIGHT ENTERPRI 0.75% 15-Feb-2025 COMPANY GUARNT CONV	2,500,000	5,241,458	(249,443)	(59)		Convertible Corporate Bond
AKAMAI TECH 0.125% 1-May-2025 SR UNSECURED CONV	2,000,000	2,314,637	397	-		Convertible Corporate Bond
MARRIOTT VACATIO 0.0% 15-Jan-2026 COMPANY GUARNT CONV	2,000,000	1,714,000	(42,909)	(10)		Convertible Corporate Bond
CARNIVAL CORP 5.75% 1-Oct-2024 COMPANY GUARNT CONV	1,500,000	1,942,188	(131,784)	(31)		Convertible Corporate Bond
FIVE9 INC 0.5% 1-Jun-2025 SR UNSECURED CONV	1,500,000	1,374,875	(25,828)	(6)		Convertible Corporate Bond
WAYFAIR INC 1.0% 15-Aug-2026 SR UNSECURED CONV	1,500,000	1,129,667	(23,783)	(6)		Convertible Corporate Bond
MANNKIND CORP 2.5% 1-Mar-2026 SR UNSECURED CONV	1,500,000	1,612,188	37,186	9		Convertible Corporate Bond
MICROSTRATEGY 0.75% 15-Dec-2025 SR UNSECURED CONV	1,500,000	1,873,057	243,671	58		Convertible Corporate Bond
TRAVERE THERAPEU 2.25% 1-Mar-2029 SR UNSECURED CONV	1,500,000	873,636	(49,155)	(12)		Convertible Corporate Bond
CINEMARK HOLDING 4.5% 15-Aug-2025 SR UNSECURED CONV	1,000,000	1,357,079	(6,222)	(1)		Convertible Corporate Bond
ARES CAPITAL COR 4.625% 1-Mar-2024 SR UNSECURED CONV	1,000,000	1,007,708	(23,473)	(6)		Convertible Corporate Bond
INSMED INC 0.75% 1-Jun-2028 SR UNSECURED CONV	1,000,000	965,125	(24,545)	(6)		Convertible Corporate Bond
MIRUM PHARMA INC 4.0% 1-May-2029 144A SR UNSECURED CONV	1,000,000	1,163,125	(29,091)	(7)		Convertible Corporate Bond
PLUG POWER INC 3.75% 1-Jun-2025 SR UNSECURED CONV	1,000,000	1,274,787	(305,807)	(73)		Convertible Corporate Bond
WORKIVA INC 1.125% 15-Aug-2026 SR UNSECURED CONV	1,000,000	1,229,375	(117,277)	(28)		Convertible Corporate Bond
TRANSMEDICS 1.5% 1-Jun-2028 144A SR UNSECURED CONV	1,000,000	774,987	(61,373)	(15)		Convertible Corporate Bond
ARRAY TECHNOLOGI 1.0% 1-Dec-2028 SR UNSECURED CONV	750,000	724,250	(44,299)	(11)		Convertible Corporate Bond
HELIX ENERGY SOL 6.75% 15-Feb-2026 SR UNSECURED CONV	750,000	1,181,063	(100,945)	(24)		Convertible Corporate Bond
ASSERTIO HOLDING 6.5% 1-Sep-2027 144A SR UNSECURED CONV	500,000	499,572	(21,250)	(5)		Convertible Corporate Bond
NATERA INC 2.25% 1-May-2027 SR UNSECURED CONV	500,000	608,125	(31,980)	(8)		Convertible Corporate Bond
ZSCALER INC	-	-	628	-		Common Stock
FIVE9 INC	(2,700)	(156,249)	15,181	4		Common Stock
MICROSTRATEGY INC-CL A	(3,000)	(1,270,170)	(278,422)	(66)		Common Stock
MARRIOTT VACATIONS WORLD	(4,200)	(377,412)	26,478	6		Common Stock
MIDDLEBY CORP	(4,900)	(553,063)	58,336	14		Common Stock
WAYFAIR INC- CLASS A	(5,500)	(234,355)	28,940	7		Common Stock
ADVANCED ENERGY INDUSTRIES	(7,000)	(610,820)	71,308	17		Common Stock
TRANSMEDICS GROUP INC	(8,000)	(299,840)	51,393	12		Common Stock
HUBSPOT INC	(8,500)	(3,602,045)	393,476	94		Common Stock
WORKIVA INC	(10,700)	(931,863)	118,751	28		Common Stock
NATERA INC	(10,750)	(424,303)	31,619	8		Common Stock
FRESHPET INC	(11,500)	(660,100)	1,844	-		Common Stock
ETSY INC	(12,000)	(747,600)	51,572	12		Common Stock
ZSCALER INC	(13,200)	(2,094,708)	145,408	35		Common Stock
ENOVIS CORP	(14,000)	(642,600)	(10,219)	(2)		Common Stock
MONGODB INC	(15,800)	(5,444,522)	210,741	50		Common Stock
ZILLOW GROUP INC - C	(17,000)	(616,250)	110,396	26		Common Stock
GRANITE CONSTRUCTION INC	(22,500)	(910,800)	(82,336)	(20)		Common Stock
MIRUM PHARMACEUTICALS INC	(24,600)	(674,778)	12,634	3		Common Stock
INSMED INC	(25,000)	(626,500)	1,705	-		Common Stock
ARRAY TECHNOLOGIES INC	(25,800)	(447,114)	35,497	8		Common Stock
ARES CAPITAL CORP	(29,000)	(549,840)	15,971	4		Common Stock
TRAVERE THERAPEUTICS INC	(30,000)	(194,400)	21,113	5		Common Stock
AKAMAI TECHNOLOGIES INC	(32,200)	(3,327,226)	72,094	17		Common Stock
INSIGHT ENTERPRISES INC	(35,000)	(5,015,500)	223,896	53		Common Stock
PALO ALTO NETWORKS INC	(37,000)	(8,991,740)	548,341	130		Common Stock
RIVIAN AUTOMOTIVE INC-A	(57,000)	(924,540)	202,880	48		Common Stock
CINEMARK HOLDINGS INC	(57,000)	(939,930)	(7,903)	(2)		Common Stock
ASSERTIO HOLDINGS INC	(61,000)	(131,150)	16,108	4		Common Stock
HELIX ENERGY SOLUTIONS GROUP	(99,000)	(970,200)	101,054	24		Common Stock
IRONWOOD PHARMACEUTICALS INC	(100,000)	(897,000)	84,883	20		Common Stock
CARNIVAL CORP	(125,000)	(1,432,500)	115,468	27		Common Stock
PLUG POWER INC	(187,500)	(1,104,375)	306,023	73		Common Stock
MANNKIND CORP	(201,400)	(864,006)	(36,680)	(9)		Common Stock

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,669,054 or 12.2% of net assets.

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $89,431.
(d)	Security or a portion of the security has been segregated as collateral for open bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $13,911,498.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	60,283,349	55,006,440	36,264	-	-	5,276,909	0.0%
Total	-	60,283,349	55,006,440	36,264	-	-	5,276,909

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Convertible Bonds and U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as movements in the underlying index  interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Total Return Swaps: Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund entered into total return swaps to manage its market exposure.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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